Certification Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; provided by the Chief Executive Officer based on such officer's knowledge and belief.

     I, Gifford R. Zimmerman, Chief Administrative Officer of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the "Fund"), certify that, to the best of my knowledge and belief:

     1.   The Form N-CSR of the Fund for the period ended June 30, 2003
          (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: September 9, 2003
      -----------------------

                                           /s/ Gifford R. Zimmerman
                                               ---------------------
                                               Chief Administrative Officer
                                               (chief executive officer)

Certification Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; provided by the Chief Financial Officer based on such officer's knowledge and belief.


I, Stephen D. Foy, Vice President and Controller of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the "Fund"), certify that, to the best of my knowledge and belief:

     1.   The Form N-CSR of the Fund for the period ended June 30, 2003
          (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: September 9, 2003
      -----------------------

                                           /s/ Stephen D. Foy
                                               ---------------------
                                               Vice President, Controller
                                               (Chief Financial Officer)